                                                                    EXHIBIT 10.4

                AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT
                             AND CONSENT AGREEMENT

     This AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT AND CONSENT AGREEMENT (this "Agreement") is made as of March 10, 1998 by and among AT&T Wireless PCS,
       ---------
Inc., a Delaware corporation ("AT&T PCS"), the cash equity investors listed on
                               --------
the signature pages hereto (the "Cash Equity Investors"), the management
                                 ---------------------
stockholders listed on the signature pages hereto (the "Management
                                                        ----------
Stockholders"), and Triton PCS Holdings, Inc., a Delaware corporation formerly known as Triton PCS, Inc. (the "Company").
                                -------

     Background.  AT&T PCS, the Cash Equity Investors, the Management
     ----------
Stockholders, and the Company are parties to that certain Securities Purchase Agreement dated as of October 8, 1997, as amended by that certain Closing Agreement dated as of February 4, 1998 (as so amended, the "Securities Purchase
                                                             -------------------
Agreement").  Closing of the transactions contemplated by the Securities
---------
Purchase Agreement occurred as of February 4, 1998. The parties desire to further amend the Securities Purchase Agreement as set forth herein.
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing Background, the mutual promises and agreements made herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     1.   Myrtle Beach Acquisition. Notwithstanding anything to the contrary
          ------------------------
contained in the Securities Purchase Agreement or the Related Agreements (including, without limitation, Sections 7.4, 7.11(b) and 8.4(a) of the Stockholders Agreement), the parties hereby consent to the purchase by one or more subsidiaries of the Company from Vanguard Cellular Systems of South Carolina, Inc., a North Carolina corporation ("Vanguard"), of substantially all
                                               --------
of Vanguard's assets that are used in or useful to the ownership and operation by Vanguard of the cellular telecommunications system in South Carolina 5-Georgetown Rural Service Area, Market No. 629 for approximately $160 million (the "Myrtle Beach Acquisition"), $35 million of which is to be financed through
      ------------------------
additional equity commitments and contributions from the Cash Equity Investors (the "Equity Financing") and $125 million of which is anticipated to be financed
      ----------------
by a proposed $135 million credit facility (the "Debt Financing")  from The
                                                 --------------
Chase Manhattan Bank, Morgan Guaranty Trust Company of New York and Toronto Dominion Bank (the "Debt Financing Lenders"); provided, however, that the
                    ----------------------
parties acknowledge that, subject to the approval by the Company's board of directors, the proceeds of a high-yield subordinated debt offering may be used for all or a portion of the Debt Financing. Upon consummation of such acquisition, the FCC licenses acquired from Vanguard shall constitute "Permitted Cellular Licenses" as that term is defined and used in the Stockholders Agreement.

     2.   Equity Financing for Myrtle Beach Acquisition.
          ---------------------------------------------

          (a) The Cash Equity Investors acknowledge that the Company intends to seek commitments from the Cash Equity Investors in respect of the Equity Financing. Each of the Equity Investors may elect to participate on a pro-rata basis in the Equity Financing by the giving of written notice to the Company to such effect within the period set forth in Section 7.2(b) of the Stockholders Agreement.

          (b) On the date hereof, $8 million (the "Deposit Financing") is being
                                                   -----------------
contributed to the capital of the Company by the Cash Equity Investor set forth on Schedule I hereto (the "Deposit Financing Investor"), which amount represents
   ----------              --------------------------
the Deposit Investor's funding of its pro-rata portion of the Equity Financing and which will be deposited into escrow by the Company in connection with the signing of the definitive acquisition agreement for the Myrtle Beach Acquisition. The Deposit Financing Investor will be issued as of the date hereof the number of shares of Series C Preferred Stock set forth opposite its name on
Schedule I.  As promptly as practicable after the date hereof, the Company will
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amend and distribute to all of the parties hereto a revised Schedule I to the
                                                            ----------
Securities Purchase Agreement reflecting the revised Aggregate Commitments of the Cash Equity Investors and the aggregate amount of shares of Series C Preferred Stock issued to the Cash Equity Investors after giving effect to the Deposit Financing.

          (b) If the number of shares of authorized Series C Preferred Stock is insufficient in order to issue shares of Series C Preferred Stock upon conversion of the Series D Preferred Stock in accordance with the terms of the Restated Certificate, (x) the Company will promptly amend the Restated Certificate in order to authorize a sufficient number of shares of Series C Preferred Stock, and (y) each of AT&T PCS, the Cash Equity Investors and the Management Stockholders agrees to vote its shares of Preferred Stock and Common Stock in favor of such amendment.

     3.   Preemptive Rights.
          -----------------

          (a) Each of the parties hereto waives the notice requirements set forth in Section 7.2(b) of the Stockholders Agreement with respect to the Deposit Financing.

          (b) Each of AT&T PCS, the Management Stockholders and the Cash Equity Investors hereby waives its preemptive rights that are afforded such party in
Section 7.2 of the Stockholders Agreement with respect to the Deposit Financing. Each of AT&T PCS and the Management Stockholders hereby waives its preemptive rights that are afforded such party in Section 7.2 of the Stockholders Agreement with respect to the Equity Financing.

     4.   Representations and Warranties.
          ------------------------------

          (a) Each party hereto represents and warrants to the other parties that (i) it has the full legal right and all power and authority required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder and (ii) this Agreement has been duly executed and delivered and constitutes the valid and binding obligation of such party, enforceable against such party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (b) The Company ratifies for the Deposit Financing Investors the representations and warranties of the Company set forth in Section 5.13 of the
                                                           ------------
Securities Purchase Agreement.

          (c) The shares of Series C Preferred Stock being issued to the Deposit Financing Investor hereunder, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate. The shares of Common Stock issued upon conversion of the Series C Preferred Stock, when issued pursuant to the terms of the Series C Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders Agreement and the Restated Certificate.

          (d) Each Cash Equity Investor represents to the Company and each other Cash Equity Investor as follows:

              (i) It is an "accredited investor" as defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its decision whether to purchase additional Series C Preferred Stock, and the Company and its business generally, and have obtained all additional information requested by it to verify the accuracy of all information furnished to it in connection with such purchase.

              (ii) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of purchasing the Series C Preferred Stock, if any, it is purchasing hereunder.

              (iii) It is not relying on and acknowledges that no representation is being made by any other Cash Equity Investor, the Company or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (a) any projections, estimates or budgets delivered to or made available to it of future revenues, expenses or expenditures, or future results of operations and (b) any other information or documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement.

              (iv) In deciding to invest further in the Company, the Deposit Financing Investor has relied exclusively on the representations and warranties expressly set forth in this Agreement and the investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company operates. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Series C Preferred Stock it is purchasing is a suitable investment for it.

          (e) The Company represents and warrants to each of the Cash Equity Investors as follows:

              (i) None of the Company, any Management Stockholder or any Person acting on its behalf has offered the Series C Preferred Stock being offered hereunder for sale to, or solicited any offers to buy Series C Preferred Stock or any similar equity securities of the Company from, any Person, other than the Cash Equity Investors .

              (ii) Neither the Company nor any Person acting on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Series C Preferred Stock hereunder to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

              (iii) Assuming the accuracy of the representations and warranties of the Cash Equity Investors contained in Section 4(d) above, the offering and
                                          ------------
sale of Series C Preferred Stock under this Agreement complies or will comply with all applicable requirements of Federal and state securities laws.

     5.   Conditions Precedent.  The obligation of the Deposit Financing
          --------------------
Investor to provide the Deposit Financing to occur on the date hereof is conditioned on the following, unless waived by the Deposit Financing Investor:

          (a) The execution of a commitment letter with the Debt Financing Lenders to provide the Debt Financing on the terms and subject to the conditions contained therein.

          (b) This Agreement shall have been duly executed and delivered by all of the parties hereto.

     6.   Miscellaneous.  Except for the modifications and other agreements
          -------------
stated above, all other terms and conditions of the Securities Purchase Agreement shall remain the same and continue in full force and effect and shall constitute the legally valid and binding obligations of the parties hereto enforceable in accordance with their terms.

                      [SIGNATURES CONTAINED ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                              Company:
                              TRITON PCS HOLDINGS, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              AT&T PCS:
                              AT&T PCS WIRELESS, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Cash Equity Investors:
                               CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc., its general
                                  partner

                              By: ______________________________________________
                                  Name:
                                  Title:

                              J.P. MORGAN INVESTMENT CORPORATION

                              By: ______________________________________________
                                  Name:
                                  Title:

                              SIXTY WALL STREET SBIC FUND, L.P.
                              By: Sixty Wall Street SBIC Corporation its general
                                  partner

                              By: ______________________________________________
                                  Name:
                                  Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner


                              By: ______________________________________________
                                  Name:
                                  Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By: ______________________________________________
                                  Name:
                                  Title:

                              TORONTO DOMINION CAPITAL (USA), INC.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              DAG-TRITON PCS, INC.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner


                              By: ______________________________________________
                                  Name:
                                  Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              Management Stockholders:


                              __________________________________________________
                              Michael E. Kalogris


                              __________________________________________________
                              Steven R. Skinner

                                  SCHEDULE I

                          Deposit Financing Investor
                          --------------------------



     Cash Equity Investor                   Series C Preferred Shares
     --------------------                   -------------------------

1.   CB Capital Investors, L.P.                      80,000